UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022 (June 7, 2022)

ALDEYRA THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320
Lexington, MA 02421
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 annual meeting of stockholders (the “Annual Meeting”) of Aldeyra Therapeutics, Inc. (the “Company”) held on June 7, 2022, the following proposals were submitted to the stockholders of the Company:

Proposal 1:
The election of three directors to serve as Class II directors until the Company’s 2025 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Proposal 2:	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 3:	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 25, 2022 (the “Proxy Statement”). Of the 58,301,491 shares of the Company’s common stock entitled to vote at the Annual Meeting, 37,611,008 shares, or approximately 64.5%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Richard H. Douglas, Ph.D.	11,068,901	15,420,242	11,121,865
Gary M. Phillips, M.D.	25,892,681	596,462	11,121,865
Neal S. Walker, D.O.	26,032,048	457,095	11,121,865

Proposal 2:	Ratification of Appointment of BDO USA, LLP.

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining
37,529,239	52,835	28,934

Proposal 3:	Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
23,243,909	3,179,900	65,334	11,121,865

Item 7.01.	Regulation FD Disclosure.

As reported under Item 8.01 of this Current Report on Form 8-K, on June 8, 2022, the Company issued a press release (the “Press Release”) announcing the achievement of both primary endpoints of the Phase 3 TRANQUILITY-2 clinical trial of 0.25% reproxalap ophthalmic solution (reproxalap) and the Company’s plans to submit a new drug application (“NDA”) with the U.S. Food and Drug Administration (“FDA”). The Company is holding a conference call regarding the Phase 3 clinical trial results on June 8, 2022. A copy of the supplemental presentation which will be referenced during the conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On June 8, 2022, the Company announced in the Press Release the achievement of both primary endpoints of the Phase 3 TRANQUILITY-2 clinical trial of 0.25% reproxalap ophthalmic solution (reproxalap) and the Company’s plans to submit a NDA with the FDA. The Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated June 8, 2022.

99.2	Aldeyra Therapeutics, Inc. Press Release dated June 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
	Name:	Todd C. Brady M.D., Ph.D.
	Title:	Chief Executive Officer

Dated: June 8, 2022